SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

First Capital, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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	(2)	Aggregate number of securities to which transactions applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid:

N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FIRST CAPITAL, INC.

220 Federal Drive, N.W.

Corydon, Indiana 47112

(812) 738-2198

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 22, 2013

As part of our efforts to cut unnecessary expenses and conserve the environment, we have elected to provide Internet access to the proxy statement for our 2013 annual meeting of shareholders and to our 2012 annual report to shareholders, rather than mailing paper copies of these materials. This reduces postage and printing expenses and paper waste. The proxy statement and annual report are available at:

http://www.cfpproxy.com/4684

The annual meeting of shareholders will be held at First Harrison Bank’s main office, 220 Federal Drive, N.W., Corydon, Indiana, on Wednesday, May 22, 2013, at 12:00 noon, local time. The matters to be acted on are:

1.	The election of five directors to serve for a term of three years;

2.	The ratification of the selection of Monroe Shine & Co., Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and

3.	The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement.

4.	An advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers; and

5.	The transaction of such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

The Board of Directors of First Capital, Inc. recommends voting “FOR” proposals 1, 2 and 3 and voting for the “ONE YEAR” option with respect to proposal 4. To vote, you must have been a shareholder at the close of business on March 28, 2013.

We have enclosed a proxy card that will reflect the proposals to be voted on at the annual meeting. You may vote on-line, by phone, by mail or in person. If you wish to vote on-line or by phone, you will need your Shareholder Control Number which can be found in the bottom right hand corner of this notice and the web address and/or toll-free phone number, both of which are included on the enclosed proxy card. No other personal information will be required in order to vote online or by telephone. If you wish to vote by mail, simply cast your vote on the enclosed proxy card and sign, date and return it in the accompanying business reply envelope. If you wish to vote in person at the annual meeting, simply check the box on the proxy card indicating that you plan to attend the meeting. We ask that you cast your vote promptly. Thank you for your continued support!

This communication presents only an overview of the complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper copy of the proxy materials, you can request one at any time. There is no charge to you for requesting a copy. Please make your request by May 10, 2013 to ensure delivery before the shareholder meeting.

To request a paper copy of the proxy materials, you will need your Shareholder Control Number that can be found in the lower right hand corner of this notice. Then, either:

•	Call our toll-free number, (800) 951-2405; or

•	Visit our website at http://www.cfpproxy.com/4684; or

•	Send us an email at fulfillment@rtco.com and enter the Shareholder Control Number when prompted or, if you send us an email, enter it in the subject line.

Shareholder Control Number:

REVOCABLE PROXY

FIRST CAPITAL, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 22, 2013

Shareholders of record have three ways to vote:

1. By Telephone (using a Touch-Tone Phone); or

2. By Internet; or

3. By Mail.

To Vote by Telephone:

Call 1-866-838-1054 Toll-Free on a Touch-Tone

Phone anytime before to 3 a.m., Eastern Time, May 22, 2013.

To Vote by Internet:

Go to http://www.rtcoproxy.com/fcap before to 3 a.m., Eastern Time, May 22, 2013.

Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted.

FOLD HERE IF YOU ARE VOTING BY MAIL PLEASE DO NOT DETACH

Mark here if you no longer wish to receive paper annual meeting materials and instead view them online.

Mark here if you plan to attend the meeting.

Mark here for address change.

Comments:

Annual Meeting Materials are available at:

http://www.cfpproxy.com/4684

X PLEASE MARK VOTES AS IN THIS EXAMPLE

For Withhold For All Except

1. The election as directors of all nominees listed (except as marked to the contrary below).

Nominees:

(01) Christopher L. Byrd (02) Pamela G. Kraft

(03) Mark D. Shireman (04) Michael L. Shireman

(05) Samuel E. Uhl

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above

Co-holder (if any) sign above

2. The ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm for First Capital for the fiscal year ending December 31, 2013.

For Against Abstain

3. The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement.

For Against Abstain

4. An advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers. One Year Two Years Three Years Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED NOMINEES AND THE PROPOSALS SET FORTH IN 2 AND 3 ABOVE AND FOR “ONE YEAR” WITH RESPECT TO PROPOSAL 4 ABOVE.

If properly signed and dated, this revocable proxy will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” each of the listed nominees, “FOR” each of the proposals set forth in 2 and 3 above and for “ONE YEAR” with respect to proposal 4 only if properly signed and dated. If any other business is presented at the Annual Meeting, including whether or not to adjourn the Annual Meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote (1) with respect to the election of any person as Director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

The above signed acknowledges receipt from First Capital, before the execution of this proxy, of a Notice of Internet Availability of Proxy Materials and that the above signed has reviewed First Capital’s Proxy Statement for the Annual Meeting of Shareholders and Annual Report on Form 10-K.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

FIRST CAPITAL, INC. – ANNUAL MEETING MAY 22, 2013

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:

http://www.cfpproxy.com/fcap

You can vote in one of three ways:

1. Call toll free 1-866-838-1054 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2. Via the Internet at http://www.rtcoproxy.com/fcap and follow the instructions.

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXY

FIRST CAPITAL, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 22, 2013

12:00 Noon, Local Time

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 22, 2013

The Proxy Statement for the 2013 Annual Meeting of Shareholders is available at http://cfpproxy.com/4684. Also available on this website is the Company’s 2012 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, including the Company’s audited consolidated financial statements.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William Harrod and Gerald Uhl, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of First Capital, Inc. (“First Capital”) owned of record by the undersigned at the Annual Meeting of Shareholders, to be held on May 22, 2013, at 12:00 noon, local time, at 220 Federal Drive, N.W., Corydon, Indiana, and at any and all adjournments and postponements of the meeting, as designated below with respect to the matters set forth below and described in the Proxy Statement for the 2013 Annual Meeting of Shareholders and, in their discretion, for the election of a person to the Board of Directors if any nominee named below becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxies or voting instructions are hereby revoked.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR

COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

4684